Page 1    Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.



S/H. Kent Bowen

Page 2     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.


S/Van C. Campbell


Page 3     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.

S/Ursula F. Fairbairn


Page 4    Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.

S/Ronald E. Ferguson


Page 5     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.

S/John R. Selby

Page 6     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.


S/Michael A. Carpenter


Page 7     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation"), one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of March, 1997.

S/Robert D. Kennedy


Page 7     Exhibit 24.3

	GENERAL SIGNAL CORPORATION

	POWER OF ATTORNEY

	The undersigned hereby appoints JOANNE L. BOBER, MICHAEL D. LOCKHART, AND TERENCE D. MARTIN, and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of General Signal Corporation, a New York Corporation
(the "Corporation") one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

	IN WITNESS WHEREOF, the undersigned has executed this Power
of Attorney on the	 20th day of  March, 1997.


S/Raymond L. Arthur

S/Michael D. Lockhart

S/Terrence D. Martin